UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Pershing Gold Corporation

(Name of the Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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PERSHING GOLD CORPORATION

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 20, 2017

Offices of Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at http://viewproxy.com/pershinggold/2017

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before December 12, 2017 to facilitate timely delivery.

Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Shockholders of Pershing Gold Corporation:

Notice is hereby given that the Annual Meeting of Stockholders of Pershing Gold Corporation will be held at the offices of Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, on December 20, 2017 at 9:30 A.M. Local Time for the following purposes:

Proposal No. 1: To elect the following five (5) persons as directors of the Company to serve until their successors are elected and qualified:

01 Stephen Alfers, 02 Barry Honig, 03 Edward Karr, 04 Alexander Morrison, 05 Pamela Saxton

Proposal No. 2: To ratify the selection of KBL, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

The Board of Directors recommends you vote FOR each of the listed nominees and FOR proposal 2.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

INTERNET — By logging on to http://viewproxy.com/pershinggold/2017. Have the 11 digit control number available when you access the website and follow the instructions.

TELEPHONE — **877-777-2857 TOLL FREE**

E-MAIL — By e-mail at requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

PERSHING GOLD CORPORATION The following proxy materials are available to you to review at: http://viewproxy.com/pershinggold/2017 Proxy Statement Annual Report on Form 10-K and 10-K/A To obtain directions to attend the meeting, please call (720) 974-7248. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a hard copy. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Internet and telephone voting is available through 11:59 P.M. Eastern Daylight Time on December 19, 2017. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 toll free or By logging onto http://viewproxy.com/pershinggold/2017 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.